U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2016

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (302) 355-0650

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 25, 2016, iBio, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Share Purchase Agreement, dated January 13, 2016 (the “Purchase Agreement”), with Eastern Capital Limited (“Eastern”), pursuant to which Eastern has agreed to purchase 6,500,000 shares of common stock, par value $0.001 per share, of the Company (the “Shares”). The Amendment extends the date by which the Company is required to hold a meeting of its stockholders to vote on a proposal to approve the issuance of the Shares and the outside date when either party may terminate the Purchase Agreement if the closing thereunder has not occurred, from March 31, 2016 to April 15, 2016.

Important Information

The Company filed a preliminary proxy statement with the Securities and Exchange Commission on February 29, 2016, in connection with its 2015 Annual Meeting of Stockholders (the “Preliminary Proxy Statement”), at which stockholders of the Company will be asked to approve the issuance of Shares pursuant to the Purchase Agreement (the “Stockholder Approval”). The Company will be filing a definitive proxy statement (the “Definitive Proxy Statement”) and other relevant documents with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS THEY BECOME AVAILABLE CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2016 ANNUAL MEETING OF STOCKHOLDERS AND THE STOCKHOLDER APPROVAL. The Preliminary Proxy Statement is available, and the Definitive Proxy Statement and any amendments or supplements and other relevant documents filed by the Company with the Securities and Exchange Commission will be available, free of charge through the web site maintained by the Securities and Exchange Commission at www.sec.gov or by calling the Securities and Exchange Commission at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from the Company’s website at www.ibioinc.com or by writing to Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022.

The Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Stockholder Approval. Information regarding the Company’s directors and executive officers is included in the Preliminary Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, filed with the Securities and Exchange Commission on October 13, 2015. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Definitive Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1, dated February 25, 2016, to Share Purchase Agreement, dated January 13, 2016, between iBio, Inc. and Eastern Capital Limited, for the purchase of 6,500,000 shares of common stock*

_________________

*Filed herewith.

Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: March 2, 2016	By:	/s/ Robert B. Kay
Robert B. Kay
Executive Chairman and CEO